^
                          	 Diamond Hill
                                 ------------
                                 Investments


FOR IMMEDIATE RELEASE:
					Investor Contact:
					James F. Laird-Chief Financial Officer
					614-255-3353 (jlaird@diamond-hill.com)

DIAMOND HILL INVESTMENT GROUP, INC.
REPORTS RESULTS FOR SECOND QUARTER 2012

	Columbus, Ohio - July 27, 2012 - Diamond Hill Investment Group, Inc. (NASDAQ:DHIL) today reported unaudited results for the quarter ended June 30, 2012. The Company plans to file its Form 10-Q on Friday, August 3, 2012 and we urge investors to read and consider the information in that filing. Whenever possible, we will post our report on a Friday afternoon so that investors have a maximum amount of time to digest the information contained therein.



					     Three Months Ended June 30,
					  2012            2011		Change
Revenue					$16,160,855    $16,827,523        -4%
    Net operating income 		  5,830,528      5,851,046         0%
    Operating margin			    36%	             35%
Investment return			  (468,432)         90,362
Net income 			          3,328,097      3,728,889	 -11%
Earnings per share		       $   1.07	        $   1.26	 -15%



					       Six Months Ended June 30,
					  2012            2011		Change
Revenue					$32,775,075    $33,277,271        -2%
    Net operating income 		 11,851,068     11,299,585         5%
    Operating margin			    36%	             34%
Investment return			    803,299        461,143
Net income 			          7,939,450      7,360,624	   8%
Earnings per share		       $   2.59	        $   2.54	   2%



						    As Of
                             	  June 30, 	 December 31, 	     June 30,
				   2012		    2011	      2011
Assets under management
  (millions)		  	   $9,164	      $8,671	       $9,186
Book value per share (a)	   $10.74 	      $ 6.03	        $8.25
Total outstanding shares	3,152,073 	   2,995,814 	    3,002,874

(a) - A $5 per share special dividend was paid in December 2011.


						  Change in Assets Under Management
					    	 For the Three Months Ended June 30,
(in millions)						2012		2011
AUM at beginning of the period		       	    $   9,360 	    $   9,250
Net cash inflows (outflows)
	proprietary funds	 			  137	 	  (16)
	sub-advised funds				  (15)		   41
	separate accounts	 		  	  133 	 	 (127)
		 				  	  255 	 	 (102)
Net market appreciation (depreciation) and income        (451) 	           38
Decrease during the period		 		 (196) 	 	  (64)
AUM at end of the period  		 	    $   9,164       $   9,186


						   Change in Assets Under Management
					    	   For the Six Months Ended June 30,
(in millions)						2012		2011
AUM at beginning of the period		       	    $   8,671 	    $   8,623
Net cash inflows (outflows)
	proprietary funds	 			  207	 	  (18)
	sub-advised funds      				  (75)		   77
	separate accounts	 		  	   20 	 	   34
		 				  	  152 	 	   93
Net market appreciation and income                        341 	          470
Increase during the period		 		  493 	 	  563
AUM at end of the period  		 	    $   9,164       $   9,186


About Diamond Hill:
Diamond Hill is an independent investment management firm with significant employee ownership and $9.2 billion in assets under management as of June 30, 2012. The firm provides investment management services to institutions and individuals through mutual funds, institutional separate accounts, and private investment funds. Diamond Hill's entire investment team shares the same intrinsic value investment philosophy focused on absolute returns, and the firm's interests are firmly aligned with its clients through significant investment in its strategies.For more information on Diamond Hill, visit www.diamond-hill.com.


Use of Supplemental Data as Non-GAAP Performance Measure
Net Operating Income After Tax

As supplemental information, we are providing performance measures that are based on methodologies other than generally accepted accounting principles ("non-GAAP") for "Net Operating Income After Tax" that management uses as benchmarks in evaluating and comparing the period-to-period operating performance of Diamond Hill Investment Group, Inc. (the "Company") and its subsidiaries.

The Company defines "net operating income after tax" as the Company's net operating income less income tax provision excluding investment return and the tax impact related to the investment return. The Company believes that "net operating income after tax" provides a good representation of the Company's operating performance, as it excludes the impact of investment return on financial results. The amount of the investment portfolio and market fluctuations on the investments can change significantly from one period to another, which can distort the underlying earnings potential of a company. We also believe "net operating income after tax" is an important metric in estimating the value of an asset management business. This non-GAAP measure is provided in addition to net income and net operating income and is not a substitute for net income or net operating income and may not be comparable to non-GAAP performance measures of other companies.

		 			      Three Months Ended June 30,
(in thousands, except per share data)		  2012  	 2011
Net operating income, GAAP basis 	         $5,831	        $5,851
Non-GAAP adjustments:
  Tax provision excluding impact
    of investment return 		 	  2,212		 2,179
Net operating income after tax,
  non-GAAP basis 	 			 $3,619		$3,672

Net operating income after tax per
  share, non-GAAP basis    	        	$  1.17        $  1.24



		 			      Six Months Ended June 30,
(in thousands, except per share data)		  2012  	 2011
Net operating income, GAAP basis 	        $11,851	       $11,300
Non-GAAP adjustments:
  Tax provision excluding impact
    of investment return 		 	  4,416		 4,228
Net operating income after tax,
  non-GAAP basis 	 			 $7,435 	$7,072

Net operating income after tax per
  share, non-GAAP basis    	        	$  2.42        $  2.44



The tax provision excluding impact of investment return is calculated by applying the tax rate from the actual tax provision to net operating income.

The Company's management does not promote that investors consider the above non-GAAP financial measures alone, or as a substitute for, financial information prepared in accordance with GAAP.

                  -------------------------------------

Throughout this press release, the Company may make forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended,and Section 21E of the Securities Exchange Act of 1934, as amended, relating to such matters as anticipated operating results, prospects for achieving the critical threshold of assets under management, technology developments, economic trends (including interest rates and market volatility), expected transactions and acquisitions and similar matters. The words "believe," "expect," "anticipate," "estimate," "should," "hope," "seek," "plan," "intend" and similar expressions identify forward-looking statements that speak only as of the date thereof. While the Company believes that the assumptions underlying its forward-looking statements are reasonable, investors are cautioned that any of the assumptions could prove to be inaccurate and accordingly, the actual results and experiences of the Company could differ materially from the anticipated results or other expectations expressed by the Company in its forward-looking statements. Factors that could cause such actual results or experiences to differ from results discussed in the forward-looking statements include, but are not limited to: the adverse effect from a decline in the securities markets;
a decline in the performance of the Company's products; changes in interest rates; a general or prolonged downturn in the economy; changes in government policy and regulation, including monetary policy; changes in the Company's ability to attract or retain key employees; unforeseen costs and other effects related to legal proceedings or investigations of governmental and self-regulatory organizations; and other risks identified from time-to-time in the Company's other public documents on file with the U.S. Securities and Exchange Commission.


					###

            325 John H. McConnell Blvd, Suite 200, Columbus, Ohio 43215
                         614-255-3333  info@diamond-hill.com